UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2019

PARSONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-07782	95-3232481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Trinity Parkway, #300, Centreville, VA		20120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 988-8500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Result of Operations and Financial Condition

On November 12, 2019, Parson Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2019 and certain other financial information.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1

Item 9.01Financial Statements and Exhibits

(d) Exhibits:

The following exhibit is furnished as part of this Report pursuant to Item 2.02

99.1Press Release Dated November 12, 2019 announcing the Company’s financial results for the quarter ended September 30, 2019.

The information disclosed pursuant to Items 2.02 and 9.01 in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Furthermore, the information disclosed pursuant to Items 2.02 and 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Parsons Corporation

Date: November 12, 2019	By:	/s/ George L. Ball
George L. Ball
Chief Financial Officer

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